SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  June 11, 1996



                          REGENCY EQUITIES CORP.
          (Exact name of registrant as specified in its charter)





    Delaware             0-10695             23-2298894
(State or other       (Commission         (I.R.S. Employer
 jurisdiction of         File No.)         Identification No.)
 incorporation)






3660 Wilshire Boulevard, Suite 336, Los Angeles, California      90010
             (Address of principal executive offices)          (Zip
Code)




                              (310) 827-9604
           (Registrant's telephone number, including area code)

ITEM 1.  CHANGE IN CONTROL OF THE REGISTRANT.

     The following information is based upon Amendment No. 13 dated
May
13, 1996 to a Schedule 13D filed by First Lincoln Holdings, Inc., a Delaware corporation ("First Lincoln"), and Evergreen Acceptance Corporation, a Delaware corporation ("Evergreen"), and Amendment No. 14 dated June 12, 1996 to said Schedule 13D filed by First Lincoln and
Evergreen.

     Evergreen is a wholly owned subsidiary of First Lincoln.  On June
11,
1996, Evergreen purchased, for a price of $.05 per share, 38,745,340 shares of the outstanding common stock of Regency Equities Corp., a Delaware corporation ("Regency"), from Warren G. Lichtenstein, Lawrence
Butler, Jack Howard, Steel Partners II, L.P., Richard Sandler, the
Regency
Shareholders Committee and members of a group affiliated with them (collectively referred to herein as the "Selling Shareholders"). The transaction occurred pursuant to a Stock Purchase Agreement dated as of
June 10, 1996 among Evergreen, Regency and the Selling Shareholders. Pursuant to the Stock Purchase Agreement, First Lincoln, Evergreen, Regency and certain of the Selling Shareholders also released various claims against each other.

     The source of funds for the purchase of the shares of Regency's common stock was Evergreen's working capital. The total purchase price was $1,937,267.

     As a result of this transaction, First Lincoln beneficially owns 72,867,965 shares of Regency's common stock, which represents 83.48% of
Regency's outstanding common stock. Of that aggregate number of shares,
First Lincoln is the record owner of 1,010,000 shares and Evergreen, its wholly owned subsidiary, is the record owner of 71,857,965 shares. Prior to the consummation of this transaction, First Lincoln and Evergreen beneficially owned an aggregate of 34,122,125 shares of Regency's common stock, which represented 39.1% of Regency's outstanding common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Inapplicable.

(b)  Pro Forma Financial Information.

     Inapplicable.

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of June 11, 1996, among Evergreen, Regency and the Selling Shareholders, incorporated
          herein by this reference to Exhibits 1 and 2 to Amendment
No. 13
          dated May 13, 1996 to a Schedule 13D filed by First Lincoln and
          Evergreen and Amendment No. 14 dated June 12, 1996 to said
          Schedule 13D filed by First Lincoln and Evergreen.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   June 20, 1996.      REGENCY EQUITIES CORP.



                            By  /s/ Allan L. Chapman
                              ________________________________________
                              Allan L. Chapman, Chairman of the Board,
                              Chief Executive Officer and President

                               EXHIBIT INDEX

2.1   Stock Purchase Agreement dated as of June 11, 1996, among
Evergreen,
      Regency and the Selling Shareholders, incorporated herein by this
      reference to Exhibits 1 and 2 to Amendment No. 13 dated May 13,
1996
      to a Schedule 13D filed by First Lincoln and Evergreen and Amendment
      No. 14 dated June 12, 1996 to said Schedule 13D filed by First Lincoln and Evergreen.

      13D filed by First Lincoln and Evergreen and Amendment No. 14 dated
      June 12, 1996 to said Schedule 13D filed by First Lincoln and
      Evergreen.